SECURITIES AND EXCHANGE COMMISSION
                          Washington D. C. 20549



                                 FORM 8-K

                              CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 25, 1999


                     The Dun & Bradstreet Corporation
          (Exact name of registrant as specified in its charter)


Delaware                         1-14037                  133998945
(State or other jurisdiction    (Commission           (I.R.S. Employer
of incorporation)               File Number)          Identification No.)





One Diamond Hill Road, Murray Hill, N.J.                  07974
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (908) 665-5000

Not Applicable
(Former name or former address, if changed since last report)

Item 5.   Other Events.

On October 25, 1999, The Dun & Bradstreet Corporation (the "Company") announced that Volney (Terry) Taylor resigned as Chairman, Chief Executive Officer and a director of the Company, effective immediately, and stated his intention to retire from the Company at the end of the year.

The Board appointed Clifford L. Alexander, Jr., who is currently a Director, as interim Chairman and Chief Executive Officer and intends to commence a search immediately for a permanent Chairman and Chief Executive officer.
The Board will consider both external and internal candidates to succeed
Mr. Taylor.  The Board also reduced its size to [9] members.

A copy of the Company's press release dated October 25, 1999 is filed as Exhibit 99.1 hereto.

Item. 7.  Financial Statements and Exhibits.
    (c)  Exhibits.
         99.1    Press release dated October 25, 1999.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     THE DUN & BRADSTREET CORPORATION


                     By:   /s/ Nancy L. Henry
                         ______________________________________________

                    Name:   Nancy L. Henry
                    Title:   Senior Vice President and Chief Legal Officer



Dated:     October 26, 1999




































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

                              EXHIBIT INDEX




Exhibit No.                         Description



99.1 Press Release dated October 25, 1999.









































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